EXHIBIT 10.6

SUBSCRIPTION AGREEMENT

TO:

Divine Skin, Inc.

The Undersigned is writing to advise you of the following terms and conditions under which the Undersigned offers to subscribe for Units of the Common Stock of DIVINE SKIN, INC. (the “Company”).

Pursuant to the terms of its Confidential Private Placement Memorandum dated April 24, 2009, as amended (the “Term Sheet”), the Company is offering (the “Offering”) for sale to “Qualified Investors” who meet the suitability standards for investors described in the Term Sheet and this Subscription Agreement on a “best efforts” 112 Units (11,200,000 shares of Common Stock) or $2,800,000 (the “Offering”). The Offering will terminate upon the earlier of: (a) the sale of 112 Units, or (b) December 31, 2009, unless extended without notice by the Company for up to two additional 30-day periods (the “Termination Date”).  The Company will be permitted to access the proceeds from this offering immediately.  There is no minimum offering.  Closings will be held from time to time by the Company.  Each Unit consists of 100,000 shares of our Common Stock.  The purchase price is $25,000 per Unit with a minimum investment of one Unit ($25,000).  However, the Company reserves the right to accept fractional Units.  The Units will also be offered on a “best efforts” basis by selling agents (each a “Selling Agent”) on a non-exclusive basis.

THE SECURITIES BEING OFFERED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”) AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS HEREINAFTER DEFINED) UNLESS THE SECURITIES ARE REGISTERED UNDER THE 1933 ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT IS AVAILABLE.  HEDGING TRANSACTIONS IN THESE SECURITIES MAY NOT BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE 1933 ACT.

1.

Who May Invest.

The Units offered in this Offering may only be purchased by non “U.S. Persons” as that term is defined in Rule 902(k) of Regulation S of the Securities Act (“Qualified Investors”).

2.

Subscription.

Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the Undersigned hereby offers to purchase _____ Units for an aggregate purchase price of $_________.

The Company may, in its sole discretion, accept Subscriptions for less than one Unit.  If the Offer is accepted, the Units shall be paid for by the delivery of check, money order or wire transfer.  The Units shall be delivered by the Company within 30 business days following the consummation of the Offering.

3.

Conditions to Offer.

The Offering is made subject to the following conditions:

A.

the Company shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; and

B.

that the Undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to complete the transaction.

C.

acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

4.

Undersigned's Representations and Warranties.

The Undersigned makes the following agreements, representations, declarations, acknowledgments and warranties to the Company with the intent that they be relied upon in determining the Undersigned’s suitability as a purchaser of the Units:

A.

Neither the Undersigned nor any person or entity for whom the Undersigned is acting as fiduciary is a U.S. Person.  A U.S. Person means any one of the following:

1)

any natural person resident in the United States of America;

2)

any partnership or corporation organized or incorporated under the laws of the United States;

3)

any estate of which any executor or administrator is a U.S. Person;

4)

any trust of which any trustee is a U.S. Person;

5)

any agency or branch of a foreign entity located in the United States;

6)

any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

7)

any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

8)

any partnership or corporation if (1) organized or incorporated under the laws of any foreign jurisdiction; and (2) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

B.

At the time the agreement to purchase was originated, the Undersigned was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement. No offer to purchase Units was made in the United States.

C.

The Undersigned is purchasing the Units for its own account or for the account of beneficiaries for whom the Undersigned has full investment discretion with respect to the Units and from whom the Undersigned has full authority to bind so that each such beneficiary is bound hereby as if such beneficiary were a direct investor hereunder and all representations, warranties and agreements herein were made directly by such beneficiary. The Undersigned is not purchasing the Units on behalf of any U.S. Person and the sale has not been prearranged with a purchaser in the United States.

D.

All subsequent offers and sales of the Units will be made (a) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, (b) pursuant to registration of the Units under the Securities Act, or (c) pursuant to an exemption from such registration.

E.

The Undersigned represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the securities comprising the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the securities comprising the Units. Undersigned’s subscription and payment for, and his or her continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Undersigned’s jurisdiction.

F.

The Undersigned has been furnished with a copy of the Term Sheet, together with all exhibits relating to the private placement by the Company of the Units.  The Undersigned acknowledges that the Company has made available to the Undersigned  or provided the Undersigned the opportunity to review all documents pertaining to the investment opportunity described in the Term Sheet and this Subscription Agreement, and has allowed the Undersigned an opportunity to ask questions and receive answers thereto and to verify and clarify any information contained in the Term Sheet, this Subscription Agreement or related documents.  The Undersigned further acknowledges that the Undersigned has received all information concerning the Company, the Company’s business and all other information necessary for the Undersigned to invest in the Company.

G.

The Undersigned understands and agrees that the certificates for the Units shall bear substantially the following legend until (i) such securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective, or (ii) in the opinion of counsel for the Company, such securities may be sold without registration under the Securities Act as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

5.

Indemnification.

The Undersigned understands that the Units acquired as a result of the subscription right provided in Section 2 are being offered without registration under the Act and applicable state securities laws and in reliance upon the exemption for transactions by the Company not involving any public offering; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the Undersigned herein; that the Company and the Selling Agent will rely on such representations in accepting any subscriptions for the Units and that the Company and the Selling Agent may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the Undersigned's subscription.  The Undersigned agrees to indemnify and hold harmless the Company and the Selling Agent against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any misstatement or omission on the Undersigned's part.

6.

No Waiver.

Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Undersigned, the Undersigned does not thereby or in any manner waive any rights granted to the Undersigned under federal or state securities laws.

7.

Revocation.

The Undersigned agrees that the Undersigned shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the Undersigned made hereunder other than as set forth under Section 6 above, and that this Subscription Agreement shall survive the death or disability of the Undersigned.

8.

Termination of Subscription Agreement.

If the Company elects to cancel this Subscription Agreement, provided that it returns to the Undersigned, without interest and without deduction, all sums paid by the Undersigned, this offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

9.

Notices.

All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the Undersigned at the Undersigned's address as set forth on the signature page to this Subscription Agreement and to the Company at the Company’s address as set forth on the cover to this Subscription Agreement.

10.

Entire Agreement.

This Subscription Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and may be amended only by a writing executed by all parties.  The provisions of this Subscription Agreement shall survive the execution thereof.

11.

Certification.

The Undersigned certifies that he or she has read this entire Subscription Agreement and that every statement on the Undersigned's part made and set forth herein is true and complete.

[SIGNATURE PAGE FOLLOWS]

The Undersigned, by signing below, further represents and warrants that he or she has reviewed the Term Sheet and this Subscription Agreement, and acknowledges agreement to, and acceptance of, all of the terms, conditions and representations and warranties contained in the Term Sheet and Subscription Agreement.

Dated: __________________

_________________________________

Signature of Investor

The Units are to be

issued in (check on box):

____

individual name

_________________________________

Print Name of Investor

_________________________________

Print Name of Joint Investor (if applicable)

_________________________________

Address

____

corporation, partnership or limited

liability company (non U.S. Entity)

_________________________________

_________________________________

Number of Units Subscribed for:

  __________________________

Amount of check enclosed or amount wired:

$__________________________

AGREED AND ACCEPTED TO:

DIVINE SKIN, INC.

By:___________________________________

Its: ___________________________________

Date: _________________________________